INTEREST EXPENSES, NET (Tables)	12 Months Ended
Dec. 31, 2018
Banking and Thrift, Interest [Abstract]
Interest Income and Interest Expense Disclosure

	For the years ended December 31
	2016	2017	2018
	RMB	RMB	RMB
Interest expenses	409,420,734	321,477,539	429,347,128
Less: Interest Capitalization	(8,915,817)	(17,662,780)	(51,243,764)
Less: Interest income	(41,519,696)	(58,810,161)	(83,461,323)
Amortisation of Bond Issue Costs	311,111	525,000	1,050,000
Total	359,296,332	245,529,598	295,692,041